SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

F O R M  8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2006

NORTH BAY BANCORP
(Exact name of registrant as specified in its charter)
California	0-31080	68-0434802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1190 Airport Road, Suite 101, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (707) 257-8585

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Pursuant to an agreement reached with North Bay Bancorp, Chief Operating Officer Virginia Robbins has resigned her employment effective December 5, 2006. The company has not appointed a new principal operating officer.  The responsibilities of Ms. Robbins have been assigned to other executive officers of the company.

(e)

On December 1, 2006, North Bay Bancorp entered into, or materially amended, certain employment agreements as to which its principal executive officer, principal financial officer, and certain named executive officers are parties.

i.

On December 1, 2006, effective as of June 1, 2006, North Bay Bancorp entered into an employment agreement with its principal executive officer Terry L. Robinson in place of an employment agreement entered into as of March 1, 2004.  The new employment agreement is a result of an independent executive compensation study conducted at the request of the company and the decision of the Board of Directors to modify certain aspects of the former employment agreement.  By the terms of the new employment agreement Mr. Robinson will serve as the President and Chief Executive Officer of North Bay Bancorp and as Chief Executive Officer of its wholly owned subsidiary, The Vintage Bank.  The initial term of the Robinson Agreement continues until the third anniversary after the effective date (June 1, 2009).  Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis.

The agreement provides for an initial base salary of $225,000, and an annual adjustment as determined by the Board of Directors in its sole discretion.  Mr. Robinson is also eligible to receive additional compensation under the terms of a cash incentive compensation plan adopted annually by the Board of Directors, participation in the company’s 401(k) Plan, paid time off in accordance with the company’s Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.  If Mr. Robinson’s employment is terminated by reason of his death, termination by the company with cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination.  If he is terminated without cause, he will be entitled to eighteen months salary and pro-rated current year incentive compensation as opposed to six months salary by the terms of his former employment agreement.

The new employment agreement further provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company’s assets or an effective change of control of the company, Mr. Robinson’s employment is terminated by the company, without cause, or terminated by him on account of the company’s constructive termination of his employment, he will be entitled to two times his annual salary then in effect plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, pro-rated current year incentive compensation, and no increase in the event his aggregate compensation results in the imposition of any additional tax under Internal Revenue Code section 280G.  Under his former employment agreement if within one year of specified corporate changes his employment was terminated by the company, without cause, or by him on account of the company’s constructive termination, Mr. Robinson was entitled to three times his annual salary then in effect plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, and pro-rated current year incentive compensation, increased by an additional amount to offset any additional tax under Internal Revenue Code section 280G.

ii.

On December 1, 2006, effective as of June 1, 2006, North Bay Bancorp entered into an employment agreement with its executive officer John A. Nerland in place of an employment agreement entered into as of August 1, 2005.  The new employment agreement is a result of an independent executive compensation study conducted at the request of the company and the decision of the Board of Directors to modify certain aspects of the former employment agreement.  By the terms of the new employment agreement Mr. Nerland will serve as an Executive Vice President of North Bay Bancorp and as Senior Executive Vice President and Chief Credit Officer of its wholly owned subsidiary, The Vintage Bank.  The initial term of the Nerland Agreement continues until the third anniversary after the effective date (June 1, 2009).  Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis.

The agreement provides for an initial base salary of $175,000, and an annual adjustment as determined by the Board of Directors in its sole discretion.  Mr. Nerland is also eligible to receive additional compensation under the terms of a cash incentive compensation plan adopted annually by the Board of Directors, participation in the company’s 401(k) Plan, paid time off in accordance with the company’s Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.  If Mr. Nerland’s employment is terminated by reason of his death, termination by the company with cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination.  If he is terminated without cause, he will be entitled to six months salary if at that time he has been employed by North Bay Bancorp less than 5 years, twelve months salary if employed more than 5 but less than 10 years, and eighteen months salary if employed more than 10 years, as well as pro-rated current year incentive compensation, as opposed to six months salary by the terms of his former employment agreement.

The new employment agreement further provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company’s assets or an effective change of control of the company, Mr. Nerland’s employment is terminated by the company, without cause, or terminated by him on account of the company’s constructive termination of his employment, he will be entitled to one and one-half  times his annual salary then in effect plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, pro-rated current year incentive compensation, and no increase in the event his aggregate compensation results in the imposition of any additional tax under Internal Revenue Code section 280G.  Under his former employment agreement if within one year of specified corporate changes his employment was terminated by the company, without cause, or by him on account of the company’s constructive termination, Mr. Nerland was entitled to his current annual salary plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, and pro-rated current year incentive compensation, increased by an additional amount to offset any additional tax under Internal Revenue Code section 280G, or if Mr. Nerland had completed more that 5 years of service, two times his current annual salary plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, and pro-rated current year incentive compensation, increased by an additional amount to offset any additional tax under Internal Revenue Code section 280G.

On December 4, 2006, effective December 1, 2006, the Board of Directors of North Bay Bancorp approved an increase in Mr. Nerland’s annual base salary from $175,000 to $190,000 in connection with increase responsibilities delegated to Mr. Nerland.

iii.

On December 1, 2006, effective as of June 1, 2006, North Bay Bancorp entered into an employment agreement with its executive officer Glen C. Terry in place of an employment agreement entered into as of May 1, 2001.  The new employment agreement is a result of an independent executive compensation study conducted at the request of the company and the decision of the Board of Directors to modify certain aspects of the former employment agreement.  By the terms of the new employment agreement Mr. Terry will serve as an Executive Vice President of North Bay Bancorp and as President of its wholly owned subsidiary, The Vintage Bank.  The initial term of the Terry Agreement continues until the third anniversary after the effective date (June 1, 2009).  Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis.

The agreement provides for an initial base salary of $175,000, and an annual adjustment as determined by the Board of Directors in its sole discretion.  Mr. Terry is also eligible to receive additional compensation under the terms of a cash incentive compensation plan adopted annually by the Board of Directors, participation in the company’s 401(k) Plan, paid time off in accordance with the company’s Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.  If Mr. Terry’s employment is terminated by reason of his death, termination by the company with cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination.  If he is terminated without cause, he will be entitled to twelve months salary if employed by North Bay Bancorp for more than 5 but less than 10 years, and eighteen months salary if employed more than 10 years, as well as pro-rated current year incentive compensation, as opposed to six months salary by the terms of his former employment agreement.

The new employment agreement further provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company’s assets or an effective change of control of the company, Mr. Terry’s employment is terminated by the company, without cause, or terminated by him on account of the company’s constructive termination of his employment, he will be entitled to one and one-half times his annual salary then in effect plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, pro-rated current year incentive compensation, and no increase in the event his aggregate compensation results in the imposition of any additional tax under Internal Revenue Code section 280G.  Under his former employment agreement if within one year of specified corporate changes his employment was terminated by the company, without cause, or by him on account of the company’s constructive termination, Mr. Terry was entitled to his current annual salary plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, and pro-rated current year incentive compensation, increased by an additional amount to offset any additional tax under Internal Revenue Code section 280G, or if Mr. Terry had completed more that 5 years of service, two times his current annual salary plus the average of his cash incentive compensation for the two most recently completed fiscal years of the company, and pro-rated current year incentive compensation, increased by an additional amount to offset any additional tax under Internal Revenue Code section 280G.

iv.

On December 1, 2006, effective as of June 1, 2006, North Bay Bancorp entered into an employment agreement with its executive officer Michael Wengel.  The employment agreement is a result of an independent executive compensation study conducted at the request of the company.  By the terms of the new employment agreement Mr. Wengel will serve as Chief Financial Officer of North Bay Bancorp and as Chief Financial Officer of its wholly owned subsidiary, The Vintage Bank.  The initial term of the Wengel Agreement continues until the third anniversary after the effective date (June 1, 2009).  Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis.

The agreement provides for an initial base salary of $185,000, and an annual adjustment as determined by the Board of Directors in its sole discretion.  Mr. Wengel is also eligible to receive additional compensation under the terms of a cash incentive compensation plan adopted annually by the Board of Directors, participation in the company’s 401(k) Plan, paid time off in accordance with the company’s Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.  If Mr. Wengel’s employment is terminated by reason of his death, termination by the company with cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination.  If he is terminated without cause, he will be entitled to six months salary if at that time he has been employed by North Bay Bancorp less than 5 years, twelve months salary if employed more than 5 but less than 10 years, and eighteen months salary if employed more than 10 years, as well as pro-rated incentive compensation for the current year.

The employment agreement further provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company’s assets or an effective change of control of the company, Mr. Wengel’s employment is terminated by the company, without cause, or terminated by him on account of the company’s constructive termination of his employment, he will be entitled to one and one-half times his annual salary then in effect plus average incentive compensation for the two most recently completed fiscal years of the company, pro-rated current year incentive compensation, and no increase in the event his aggregate compensation results in the imposition of any additional tax under Internal Revenue Code section 280G.

v.

On December 1, 2006, effective as of June 1, 2006, North Bay Bancorp entered into an employment agreement with its executive officer Stephanie Rode.  The new employment agreement is a result of an independent executive compensation study conducted at the request of the company.  By the terms of the new employment agreement Mrs. Rode will serve as Senior Vice President and Compliance & Risk Manager of North Bay Bancorp and as Senior Vice President and Risk Manager of its wholly owned subsidiary, The Vintage Bank.  The initial term of the Rode Agreement continues until the third anniversary after the effective date (June 1, 2009).  Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis.

The agreement provides for an initial base salary of $120,000, and an annual adjustment as determined by the Board of Directors in its sole discretion.  Mrs. Rode is also eligible to receive additional compensation under the terms of a cash incentive compensation plan adopted annually by the Board of Directors, participation in the company’s 401(k) Plan, paid time off in accordance with the company’s Employee Handbook, and reimbursement of reasonable business expenses.  If Mrs. Rode’s employment is terminated by reason of her death, termination by the company with cause, or resignation, she will be entitled to be paid her salary then in effect through the effective date of termination.  If she is terminated without cause, she will be entitled to six months salary if at that time she has been employed by North Bay Bancorp less than 5 years, twelve months salary if employed more than 5 but less than 10 years, and eighteen months salary if employed more than 10 years, as well as pro-rated incentive compensation for the current year.

 The employment agreement further provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company’s assets or an effective change of control of the company, Mrs. Rode’s employment is terminated by the company, without cause, or terminated by her on account of the company’s constructive termination of her employment, she will be entitled to one and one-half times her annual salary then in effect plus the average of her cash incentive compensation for the two most recently completed fiscal years of the company, pro-rated current year incentive compensation,  and no increase in the event her aggregate compensation results in the imposition of any additional tax under Internal Revenue Code section 280G.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2006

NORTH BAY BANCORP

  /s/ Terry L. Robinson

Terry L. Robinson,   President and Chief

Executive Officer (Principal Executive Officer)